                                                                   Exhibit 10.24

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO BRIAZZ, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                                    Right to Purchase 150,000 Shares of Common
                                    Stock of Briazz, Inc. (subject to adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT

No. 2002-2                                         Issue Date:  December 2, 2002

            BRIAZZ, INC., a corporation organized under the laws of the State of Washington (the "COMPANY"), hereby certifies that, for value received, LAURUS MASTER FUND, LTD., or assigns (the "HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through two (2) years after such date (the "EXPIRATION DATE"), up to 150,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), no par value, of the Company, at the Purchase Price (as defined below). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

            As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

            (a) The term "Company" shall include Briazz, Inc. and any corporation which shall succeed or assume the obligations of Briazz, Inc. hereunder.

            (b) The term "Common Stock" includes (a) the Company's Common Stock, no par value, as authorized on the date of the Securities Purchase Agreement referred to in Section 9 hereof, and (b) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

            (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

             (d) The term "Purchase Price" shall be $.50 per share.

             1. Exercise of Warrant.

                1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

                1.2. Full Exercise. This Warrant may be exercised in full by the holder hereof by delivery of an original or fax copy of the form of subscription attached as Exhibit A hereto (the "SUBSCRIPTION FORM") duly executed by such Holder, to the Company at its principal office or at the office of its warrant agent (as provided hereinafter), accompanied by payment, in cash, wire transfer, or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price (as hereinafter defined) then in effect.

                1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, the number of shares of Common Stock for which such Warrant may still be exercised.

                1.4. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "DETERMINATION DATE") shall mean the Fair Market Value of a share of the Company's Common Stock. Fair Market Value of a share of Common Stock as of a Determination Date shall mean:

                     (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market or the NASDAQ SmallCap Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

                     (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market but is traded on the NASD OTC Bulletin Board, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

                     (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

                     (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding at the Determination Date.

                1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

                1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrant pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

                1.7 Maximum Exercise. Notwithstanding anything to the contrary herein, unless the Company either obtains shareholder approval, or an exemption from NASDAQ's corporate governance rules as they may apply to the Company, the Holder may not receive upon exercise of this Warrant more than the number of common shares that would result in the Company issuing to the Holder in the aggregate greater than 19.9% of the outstanding shares of Common Stock of the Company on date hereof.

            2.1 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 7 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct in compliance with applicable Securities Laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

            2.2.    Cashless Exercise.

                    (a) Payment may be made either in (i) cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by delivery of the Warrant, Common Stock and/or Common Stock receivable upon exercise of the Warrant in accordance with Section (b) below, or (iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

                    (b) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

                                    X=Y (A-B)
                                        -----
                                          A

                        Where       X=          the number of shares of Common
                                                Stock to be issued to the holder

                                    Y=          the number of shares of Common
                                                Stock purchasable under the
                                                Warrant or, if only a portion of
                                                the Warrant is being exercised,
                                                the portion of the Warrant being
                                                exercised (at the date of such
                                                calculation)
                                       3

                                    A=          the Fair Market Value of one
                                                share of the Company's Common
                                                Stock (at the date of such
                                                calculation)

                                    B=          Purchase Price (as adjusted to
                                                the date of such calculation)

            3. Adjustment for Reorganization, Consolidation, Merger, etc.

                3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.


                3.2. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4.

            4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

            5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 11 hereof).

            6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

            7. Assignment; Exchange of Warrant. Subject to compliance with applicable Securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "TRANSFEROR") with respect to any or all of the Shares. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "TRANSFEROR ENDORSEMENT FORM") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable Securities Laws, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "TRANSFEREE"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

            8. No Rights as Shareholders. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to exercise hereof.

            9. Transferability; Compliance with Securities Laws.

                        a. The holder is experienced in evaluating companies
            such as the Company, is able to fend for itself in transactions such as the one contemplated by this Warrant, has such knowledge and experience in financial and business matters that the holder is capable of evaluating the merits and risks of an investment in the Company, and has the ability to bear the economic risks of the investment.

                        b. The holder is acquiring this Warrant and upon
            exercise the shares of Common Stock for investment for such holder's own account and not with the view to, or for resale in connection with, any distribution thereof. The holder understands that this Warrant (and the Common Stock issuable upon exercise hereof) have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to the Warrant (or any Common Stock issuable upon exercise hereof). The holder understands and acknowledges that the offering of the Warrant and the Common Stock will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act.

                        c. The holder acknowledges that the Warrant (and the
            Common Stock issuable upon exercise of this Warrant) must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Holder is aware of Rule 144 promulgated under the Securities Act which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions. In the absence of an effective registration statement covering the securities in question, the holder may sell, transfer, or otherwise dispose of the Warrant (and any Common Stock issued on exercise hereof) only in a manner consistent with the terms hereof and the holder's representations and warranties herein. In connection therewith, the holder acknowledges that the Company will make a notation on its stock books regarding the restrictions on transfer set forth in this
            Section 9 and will transfer securities on the books of the Company only to the extent not inconsistent therewith.

                        d. The holder has received and reviewed information
            about the Company and has had an opportunity to discuss the Company's business, management and financial affairs with its management and to review the Company's facilities. The holder understands that such discussions, as well as any written information issued by the Company, were intended to describe the aspects of the Company's business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description.

                        e. The holder acknowledges that he is an "accredited
            investor" as defined in Rule 501 of the Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company. For state securities law purposes, the state of residence of the holder is that set forth on the signature page of this Warrant.

                        f. This Warrant may not be transferred or assigned in
            whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if requested by the Company). Subject to such restrictions, prior to the Expiration Time, this Warrant and all rights hereunder are transferable by the holder hereof, in whole or in part, at the office or agency of the Company referred to in Section 1 hereof. Any such transfer shall be made in person or by the holder's duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

                        g. This Warrant may not be exercised except by an
            "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended, who makes the representations and warranties to the Company as set forth on the notice of exercise attached hereto. Each certificate representing the Common Stock or other securities issued in respect of the Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable securities laws):

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IF APPLICABLE, STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY

TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED

            10. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

            11. Registration Rights. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in a Securities Purchase Agreement entered into by the Company and Purchaser. The definition of "Warrant" in the Securities Purchase Agreement shall include this Warrant.

            12. Maximum Exercise. The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this proviso is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such date. For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be revoked upon 75 days prior notice from the Holder to the Company and is automatically null and void upon an Event of Default under the Note.

            13. Warrant Agent. The Company may, by written notice to the each holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

            14. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

            15. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

            16. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

            17. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of New York without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The individuals executing this Warrant on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

                                                   BRIAZZ, INC.



                                                   By: /s/ Victor D. Alhadeff
                                                       -------------------------
                                                        Victor D. Alhadeff, CEO



Witness:


/s/ Sherry McKillop
-------------------------

                                   EXHIBIT A


                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)

TO:  Briazz, Inc.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___         ________ shares of the Common Stock covered by such Warrant; or

___         the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):

___         $__________ in lawful money of the United States; and/or

___ the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

___ the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchaseable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the
name of, and delivered to  ____________________   whose address is ____________
_________________________________________________________________.



In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under the circumstances that will not result in a violation of the Securities Act of 1933, ad amended or any state securities laws.

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                              --------------------
                                     (Name)

                              --------------------
                                    (Address)

The undersigned represents that (a) he, she or it is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act of 1933, as amended, and hereby ratifies and confirms as of the date hereof those representations and warranties made by the undersigned in the securities purchase agreement entered into by the undersigned at the time of the undersigned's purchase of the Warrant from the Company and (b) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


Dated:___________________                _______________________________________
                                         (Signature must conform to name of
                                         holder as specified on the face of the
                                         Warrant)
                                         _______________________________________
                                         (Address)

                                   EXHIBIT B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

                For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Briazz, Inc. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Briazz, Inc. with full power of substitution in the premises.



================================================================================

      Transferees                        Percentage                 Number
      -----------                       Transferred              Transferred
                                        -----------              -----------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


================================================================================




The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the Shares to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale.


Dated:_____________ , ____              ________________________________________
                                        (Signature must conform to name of
                                        holder as specified on the face of the
                                        warrant)

Signed in the presence of:


____________________________________          __________________________________
            (Name)                                           (address)

                                              __________________________________
ACCEPTED AND AGREED:                                         (address)
[TRANSFEREE]


_________________________________
            (Name)


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